                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the Commission
[ ]  Definitive Proxy Statement                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
     sec. 240.14a-11(c) or sec. 240.14a-12

                           WATSON GENERAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)




--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------
 * Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                           WATSON GENERAL CORPORATION
                        12265 W. Bayaud Avenue, Suite 110
                            Lakewood, Colorado 80228



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 20, 1998


TO THE SHAREHOLDERS OF WATSON GENERAL CORPORATION:


         Notice is hereby given that the Annual Meeting of Shareholders of Watson General Corporation, a California corporation (the "Company"), will be held at the ______________, [ADDRESS], on January 20, 1998 at 9:00 a.m. local time for the following purposes:


         1. To elect five directors, to hold office until the next Annual Meeting and until their successors are elected.

         2. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the name of the Company to "USTMAN Technologies, Inc."

         3. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to increase the total number of authorized number of shares of the Company's common Stock from 25,000,000 to 40,000,000.

         4. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to authorize the issuance of two new classes of Common Stock of the Company, to be designated Class A Non-Participating Common Stock and Class B Non-Voting Common Stock.

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The attached Proxy Statement, which is part of this notice, provides you with more information.


         The Board of Directors has fixed the close of business on December 12, 1997 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof, and only holders of record of Common Stock at the close of business on that date will be entitled to receive notice of, and to vote at, the Annual Meeting.


         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE FILL IN, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE PROVIDED.

         We look forward to seeing you.


                                             By Order of the Board of Directors.

                                             /s/ DAN R. COOK
                                             -----------------------------------
                                                 Dan R. Cook
                                                 President


Lakewood, Colorado
January __, 1998

                         WATSON GENERAL CORPORATION
                        12265 W. Bayaud Avenue, Suite 110
                            Lakewood, Colorado 80228


                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 20, 1998



This Proxy Statement is furnished to the shareholders of Watson General Corporation, a California corporation (the "Company") in connection with the solicitation of proxies by and on behalf of the Board of Directors for the Annual Meeting of Shareholders of the Company to be held on Tuesday, January
20, 1998, at 9:00 a.m. local time, and at any adjournment or postponement thereof (the "Annual Meeting"). This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being mailed to shareholders on or about January __, 1998.


As more fully described in this Proxy Statement, the shareholders will be asked to consider and vote upon (i) the election of five Directors; (ii) a proposal to amend the Company's Articles of Incorporation to change the name of the Company to "USTMAN Technologies, Inc."; (iii) a proposal to amend the Company's Articles of Incorporation to increase the total number of authorized number of shares of the Company's Common Stock from 25,000,000 to 40,000,000; (iv) a proposal to amend the Company's Articles of Incorporation to authorize the issuance of two new classes of Common Stock of the Company, to be designated "Class A Voting Common Stock" and "Class B Non-Voting Common Stock"; and (v) such other business as may properly come before the meeting or any adjournment thereof.


Shareholders of record at the close of business on December 12, 1997 are entitled to notice of and to vote at the Annual Meeting. On such date, there were 18,361,100 shares of the Company's Common Stock issued and outstanding. A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum for the meeting. If a quorum is not present, the Annual Meeting may be adjourned to a later date at which a quorum is present, and shares represented by proxies may be voted for such adjournment.


Abstention and broker non-votes are each included in the number of shares present at the Annual Meeting for purposes of establishing a quorum. The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Annual Meeting is required for the election of Directors (Proposal 1). The vote of a majority of the outstanding shares entitled to vote is required to approve the proposed change of the name of the Company (Proposal 2), the proposed increase in the authorized number of shares of Common Stock of the Company (Proposal 3), and the proposed authorization of two new classes of Common Stock, a Class A Voting Common Stock and a Class B Non-Voting Common Stock (Proposal 4). Abstentions and broker non-votes will have the same effect as a vote against Proposals 2, 3 and 4.

A shareholder may revoke a proxy given with respect to the Annual Meeting at any time prior to the exercise thereof at the Annual Meeting by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or, if such shareholder is present, indicating his or her intention to vote in person at the Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


The following table sets forth certain information regarding the beneficial ownership of Common Stock as of December 12, 1997 of persons (other than officers or directors of the Company) known to the Company to own more than 5% of the Company's outstanding Common Stock. Unless otherwise indicated in the footnotes following the table, the persons as to whom the information is given have sole voting and investment power over the shares shown as beneficially owned, subject to community property laws where applicable.


                                      Number of Shares           Percent of
Name                                 Beneficially Owned      Outstanding Shares
----                                 ------------------      ------------------
Sagaponack Partners, L.P.                7,344,520(1)              40.0%
170 Columbus Ave., 5th Floor
San Francisco, CA 94133

Charles A. Watson                        1,045,000                  5.7%
5166 Soledad Road
San Diego, CA 92109

--------------------
(1) Does not include 2,625,432 warrants to purchase shares of Common Stock which are exercisable at the times and prices, and to the extent, that other options and warrants of the Company are exercised after May 22, 1997 in order to maintain Sagaponack Partners, L.P.'s 40% ownership of the outstanding Common Stock of the Company.


The following table sets forth certain information regarding the beneficial ownership of Common Stock as of December 12, 1997 of (i) each director, (ii) the chief executive officer of the Company named in the Summary Compensation Table appearing in Item 10, and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated in the footnotes following the table, the persons as to whom the information is given have sole voting and investment power over the shares shown as beneficially owned, subject to community property laws where applicable.


                                      Number of Shares         Percent of
Name                                 Beneficially Owned     Outstanding Shares
----                                 ------------------     ------------------
Ronald G. Crane                          1,121,500(1)              5.89%
12265 W. Bayaud Ave, #110
Lakewood, CO 80228

Dan R. Cook                                600,000(2)              3.17%
12265 W. Bayaud Ave., #110
Lakewood, CO 80228

Barry S. Rosenstein                      7,344,520(3)             40.00%
170 Columbus Ave., 5th Floor.
San Francisco, CA 94133

                                         Number of Shares           Percent of
Name                                    Beneficially Owned       Outstanding Shares
----                                    ------------------       ------------------
Marc A. Weisman                                     0                   0.00%
645 Fifth Ave., 8th Floor
New York, NY 10022

Donald W. Phillips                                  0                   0.00%
111 W. Jackson Blvd., Ste 1800
Chicago, IL 60604

All officers and directors
as a group (five persons)                   9,413,020                  47.07%


----------------------
(1) Includes options granted by the Company to purchase up to 700,000 shares of common stock. The options are fully vested and expire April 3, 2002. The options are exercisable at $1.53 per share.


(2) Includes options granted by the Company to purchase up to 600,000 shares of common stock. The options vest as to 150,000 on each of April 30, 1998, 1999, 2000, 2001 and expire three years from vesting. All options are exercisable at $1.00 per share. Mr. Cook has agreed not to exercise any of his options until and unless the authorized number of shares of Common Stock is increased, in order to enable the Company to issue shares of Common Stock in connection with the acquisition of Advanced Tank Certification, Inc.


(3) Includes 7,344,520 shares of Common Stock owned by Sagaponack Partners, L.P. which are indirectly beneficially owned by Mr. Rosenstein as the managing member of RSP Capital, L.L.C. which is the general partner of Sagaponack Partners, L.P.

    Does not include 2,625,432 warrants to purchase shares of Common Stock which are exercisable at the times and prices, and to the extent, that other options and warrants of the Company are exercised after May 22, 1997 in order to maintain Sagaponack Partners, L.P.'s 40% ownership of the outstanding Common Stock of the Company. Mr. Rosenstein indirectly beneficially owns these warrants as the managing member of RSP Capital, L.L.C. that is the general partner of Sagaponack Partners, L.P.




                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

The Company's Board of Directors presently consists of five directors. At the Annual Meeting, five directors will be elected, each to hold office until the next Annual Meeting and until his successor is elected.

The California General Corporation Law, as applicable to the Company, provides that a shareholder may cumulate votes if a shareholder gives notice, prior to the voting, of an intention to cumulate votes. If such a notice is given, every shareholder may cumulate votes. Under cumulative voting, a shareholder is entitled to a number of votes for election of directors equal to the number of his or her shares times the number of directors to be elected; these votes could be cast all for one nominee, or spread among more than one, as the shareholder wishes. If cumulative voting is elected, the enclosed form of proxy gives the proxyholders discretion to cumulate votes so that they can elect the maximum possible number of nominees identified below. Assuming the presence of a quorum, the candidates receiving the highest number of affirmative votes of the shares entitled to vote will be elected, and abstentions will have no legal effect.

Any shareholder executing the enclosed form of proxy may withhold authority to vote for any one or more nominees by so indicating in the manner described in the form of proxy. The total number of votes which such shareholder is entitled to cast will not be affected by such action. However, the proxyholders, by cumulating the votes of other shareholders, could offset the effect of the withheld authority.

It is intended that the proxies received by management will be voted FOR the election of the nominees for directors described below, unless authority to do so is withheld. The Board of Directors anticipates that each of the nominees for director will serve as a director if elected. However, if any person nominated by the Board of Directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

NOMINEES FOR DIRECTOR


The following information as of December 12, 1997 is provided about the five nominees for election as directors of the Company.



DAN R. COOK has served as a Director of the Company since May 1997. At the May 22, 1997 Watson General Corporation Board of Directors meeting, Mr. Cook was appointed President of the Company. In 1992 Mr. Cook was appointed as Chief Operating Officer of USTMAN Industries, and has also been its President since January 1994. Mr. Cook is also a CPA. Mr. Cook is 47.



RONALD G. CRANE has served as a Director of the Company since 1973. At the January 19, 1993 Watson General Corporation Board of Directors meeting, Mr. Crane was appointed President of the Company. In July 1994 Mr. Crane was appointed Chief Executive Officer. In May, 1997 Mr. Crane relinquished the positions of President, and in November 1997 he relinquished the position of Chief Executive Officer Mr. Crane is a Director of Toxguard Systems, Inc. which as previously disclosed has filed for bankruptcy. Mr. Crane is 51.


BARRY S. ROSENSTEIN has served as a Director of the Company since May 1997. Mr. Rosenstein is a Managing Partner of Sagaponack Partners, L.P. and Sagaponack International Partners, L.P. From 1991 to 1996 Mr. Rosenstein served as a General Partner of Genesis Merchant Group Securities and served as the head of its Investment/Merchant Banking Group. Mr. Rosenstein is currently a director of Venture Stores, Inc., PDS Associates, and Marisa Christina, Inc. Mr. Rosenstein is 38.

MARC A. WEISMAN has served as a Director of the Company since May 1997. Mr. Weisman is a Managing Partner of Sagaponack Partners, L.P. and Sagaponack International Partners, L.P. From January 1996 to August 1996, Mr. Weisman served as Director in the Principal Transactions Group at CS First Boston where he ran the High Yield Real Estate Finance Division. From 1988 to 1996, Mr. Weisman was Chief Financial Officer and Executive Vice President of the Adco Group, a privately held real estate and financial services company. Mr. Weisman is currently a director of two private companies: Product Resources, Inc. and Superior Bank SFB. Mr. Weisman is 44.

DONALD W. PHILLIPS has served as a Director of the Company since May 1997. Mr. Phillips is the President and CEO of Forstmam-Leff International, Inc. a Refco Group, Ltd. Company. From 1990 to 1997, Mr. Phillips was Chairman of Equity Institutional Investors. Mr. Phillips is a Director of several manufacturing and investment companies.

ATTENDANCE AT BOARD MEETINGS

During the fiscal year ended June 30, 1997, the Company's Board of Directors held nine meetings. Each current director attended at least 75% of the Board meetings that he was eligible to attend. The Company has no separate Audit, Compensation or Nominating Committee.

DIRECTORS' COMPENSATION

On May 22, 1997 the Company began paying $25,000 per quarter to Sagaponack Partners, L.P. as compensation for the Board of Director fees of Barry Rosenstein and Marc Weisman.

On May 22, 1997 the Company began to pay Don Phillips Board of Directors fees of $1,667, along with reasonable expenses, for physical attendance per Board of Directors meeting, plus $5,000 annually. In addition the Company has represented that it will issue to Don Phillips shares of common stock of the Compnay equal to one tenth of one percent of the outstanding stock of the Company at the conclusion of each year of service on the Board of Directors.

OBLIGATION TO NOMINATE CERTAIN DIRECTORS

In connection with a $7,000,000 financing agreement in May 1997, the Company entered into a Company Agreement with Sagaponack Partners, L.P. ("Sagaponack"), and its foreign affiliate, Sagaponack International Partners, L.P. (collectively, the "Investors"), pursuant to which the Company agreed that the Board of Directors will at all times consist of five members, and that the Company will nominate to become members of the Board two persons designated by the Investors and one person selected from a list of persons. The Company also agreed to nominate Dan R. Cook as a member of the Board of Directors. In addition, pursuant to a Shareholders Agreement entered into among the Investors and certain shareholders of the Company, including Ronald G. Crane and Dan R. Cook, the shareholders are obligated to vote their shares during any election of directors of the Company for the two nominees of the Investors and for the person nominated from the list of persons specified in the Company Agreement, unless Investors have sufficient votes to cause the election of such persons. Such obligation shall terminate at such time as the aggregate number of shares of Common Stock owned by an Investor or under the direct or indirect control of an Investor is less than 10% of the total outstanding number of shares of Common Stock. The persons nominated pursuant to the above procedure are Barry Rosenstein, Marc Weisman and Don Phillips.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who are beneficial owners of more than 10% of a registered class of the

Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and beneficial owners of greater than 10% are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, and written representations that no other reports were required during the fiscal year ended June 30, 1997, all Section 16(a) filing requirements applicable to such persons were satisfied.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In December 1994, Charles A. Watson loaned $49,900 to the Company at no interest as earnest monies for the potential acquisition of real property located in San Diego, California. The loan of $49,900 was repaid by the Company.

In November 1996, Charles A. Watson agreed to loan the Company $200,000 at an annual interest rate of 10.25% for a period of 120 days. In November and December 1996 $165,000 was drawn from this commitment. The loan is secured by the Company's stock in Watson Value Assets LLC that was formed in October 1996. The loan was repaid by the Company.

                                   PROPOSAL 2
               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY

The Board of Directors has unanimously adopted a resolution amending Article FIRST of the Company's Articles of Incorporation to change the name of the Company to "USTMAN Technologies, Inc." The Board of Directors believes that this change is desirable to reflect the focus of the Company since the acquisition earlier this year of a business utilizing such name, and to benefit from the perceived reputation of such name in the industry.

The name change will not affect the validity or transferability of stock certificates presently outstanding or the listing of any of its securities on the NASDAQ SmallCap Market. The Company's shareholders will not be required to surrender for exchange any stock certificates presently held by them.

If the proposed amendment to the Company's Articles of Incorporation is approved by the shareholders at the Annual Meeting, such amendment will become effective when a Certificate of Amendment of the Company's Articles of Incorporation is filed of record with the Secretary of State of the State of California.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO CHANGE THE COMPANY'S CORPORATE NAME.

                                   PROPOSAL 3
               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
               TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK


The Board of Directors has unanimously adopted a resolution amending Article THIRD of the Company's Articles of Incorporation to increase the authorized shares of the Company's Common Stock from the current amount of 25,000,000 shares to 40,000,000 shares. At the close of business on December 12, 1997, there were 18,361,100 shares of Common Stock outstanding, and an additional 6,348,579 shares of Common Stock were reserved for issuance upon exercise of outstanding options and warrants. Furthermore, there were an aggregate of 1,300,000 options to purchase 1,300,000 shares of Common Stock which may not be exercised unless and until the authorized shares of Common Stock have been increased. The Company also may be obligated to issue additional shares of Common Stock under certain circumstances. Consequently, the increase in the authorized number of shares of Common Stock is necessary to permit the Company to issue all shares which it may be obligated to issue under presently existing commitments, as well as to enable the Company to grant additional stock options or other stock-based compensation to its employees and, where advantageous to the Company, to issue shares of its capital stock in connection with future acquisitions, to raise additional capital, or for other purposes.


Under the terms of a Securities Purchase Agreement dated May 22, 1997 by and among the Company, Sagaponack Partners, L.P. and Sagaponack International Partners, L.P., the failure of the Company to increase its authorized shares of Common Stock will result in an event of default and cause the $7,000,000 loan to the Company pursuant to the Securities Purchase Agreement to become immediately due and payable.

Except for the shares of Common Stock issuable under current obligations of the Company, the Company does not presently have any immediate plans to issue any of the additional shares of Common Stock which would be authorized if the increase in authorized shares of Common Stock contemplated by this amendment is approved. Other than increasing the number of authorized shares of the Company's Common Stock, the proposal to increase the authorized shares of Common Stock will not affect the rights, preferences or privileges of the Company's shareholders.

The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will be required for approval of the proposal to increase the authorized shares of Common Stock. In the absence of approval, the authorized number of shares of Common Stock of the Company will remain as described above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK.

                                   PROPOSAL 4
               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
                    TO AUTHORIZE CLASS A VOTING COMMON STOCK
                       AND CLASS B NON-VOTING COMMON STOCK

The Board of Directors has unanimously adopted a resolution amending Article THIRD of the Company's Articles of Incorporation to (i) authorize a new class of common stock designated as Class A Voting Common Stock ("Class A Stock") and
(ii) a new class of common stock designated as Class B Non-Voting Common Stock ("Class B Stock"). The Class A Stock would be identical to the currently authorized Common Stock of the Company, except that upon the payment of a dividend, distribution or similar right, one share of Class A Stock would be entitled to receive only 46.118% of the dividend, distribution, or similar right payable with respect to one share of Common Stock. The Class B Stock would be identical to the currently authorized Common Stock of the Company, except that
(i) holders of such stock would not be entitled to any voting rights with respect to such shares and (ii) upon the payment of a dividend, distribution or similar right, one share of Class B Stock would be entitled to receive only 53.882% of the dividend, distribution, or similar right payable with respect to one share of Common Stock. One share of Class A Stock and one share of Class B Stock could be exchanged at any time for one share of Common Stock. The Company will not seek to list the Class A Stock or the Class B Stock on any national securities exchange or with NASDAQ. The proposed language of the Class A Stock and Class B Stock is attached hereto as Appendix A.

Sagaponack Partners, L.P. and Sagaponack International Partners, L.P. (collectively, the "Investors"), which own in the aggregate 40% of the outstanding shares of Common Stock of the Company, have requested that the Company authorize the Class A Stock and the Class B Stock and permit the Investors to exchange the 7,344,520 shares of Common Stock presently owned by them for 7,334,520 shares of Class A Stock and 7,344,520 shares of Class B Stock. Such proposed transaction would neither increase the voting power of the Investors nor increase the aggregate dividend and distribution rights of the Investors, and after the proposed exchange the Investors would not have in the aggregate any increased rights as shareholders of the Company than the rights that they presently have. The Investors have made their request in order to reallocate among themselves the voting and dividend/distribution rights they currently have as shareholders of the Company, and have offered to reimburse the Company for any expenses incurred by the Company in connection with the proposed authorization and issuance of the Class A Stock and Class B Stock. The Company does not intend to issue the Class A Stock or Class B Stock to any other shareholders of the Company.


Sagaponack Partners, L.P. is a limited partnership organized under the laws of the State of Delaware. Its general partner is RSP Capital, L.L.C. Sagaponack International Partners, L.P. is organized under the laws of the Cayman Islands and has the same general partner as Sagaponack Partners, L.P. Sagaponack International Partners is an offshore entity which does no business in the United States, and consequently maintains a passive role in its U.S. investments. To this end, Sagaponack International Partners generally will have no vote in corporate matters of U.S. companies until the portfolio company completes a secondary offering of shares which includes some portion of the Investors' shares. At that time, Sagaponack International Partners may decide to convert non-voting shares into normal common stock. A transfer of voting rights by means of a stock power or other assignment does not eliminate the potential voting power of Sagaponack International Partners. The proposed creation of two new classes of common stock would, on the other hand, enable Sagaponack International Partners to maintain a fully passive investment in Watson.


It is the belief of the Company that the proposed authorized issuance of Class A Stock and Class B Stock under the circumstances outlined above will not violate the corporate governance regulations imposed by NASDAQ on issuers whose securities are listed on the NASDAQ SmallCap Market. The Company has been advised orally that the authorization of the Class A Stock and Class B Stock, without more, does not violate such corporate governance regulations. Assuming that the shareholders approve the authorization of the Class A Stock and Class B Stock, the Company will not issue such stock unless the issuance will not cause its Common Stock to be delisted from the NASDAQ Small Cap Market or such other market on which the Common Stock is then listed.

The authorization of Class A Stock and Class B Stock and issuance thereof to the Investors in exchange for their shares of Common Stock would not cause any change in the relative voting power or equity of any other existing holder of Common Stock of the Company.


The proposed amendment has been approved unanimously by the Board of Directors, including the two directors who are not affiliated with or nominated at the request of the Investors. The Board believes that the proposed amendment, and the exchange with the Investors contemplated thereby, are in the best interests of the Company and its shareholders. The Board considers the proposed amendment and exchange to be in the best interests of the Company because the Company has obtained and in the future will continue to seek various accommodations from the Investors from the requirements imposed upon the Company by the Securities Purchase Agreement between the Company and the Investors. For example, the Company is prohibited from issuing additional shares of Common Stock other than pursuant to outstanding options, warrants and rights. Nevertheless, the Company considers the issuance of Common Stock in connection with the attraction of key employees and potential acquisitions to be critical to the Company, and the Investors have permitted such issuances.



There are no restrictions on subsequent transfers of the new Class A and Class B shares. Sagaponack Partners, L.P. will hold the Class A shares and Sagaponack International Partners will hold the Class B shares. Since both partnerships are controlled by the same general partner, there is no change in control effected by the exchange.


The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will be required for approval of the proposal to authorize the Class A Stock and Class B Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO AUTHORIZE CLASS A VOTING COMMON STOCK AND CLASS B NON-VOTING COMMON STOCK.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning compensation provided to the Company's Chief Executive Officer. No other executive officer or employee received, total annual salary and bonus exceeding $100,000.00.



     NAME AND                      FISCAL                      ALL OTHER
PRINCIPAL POSITION                  YEAR        SALARY        COMPENSATION
------------------                 ------       ------        ------------
RONALD G. CRANE(1)                  1997        59,319(3)
  Chief Executive Officer           1996        75,000
  Ex-President                      1995        75,000

CHARLES A. WATSON(2)                1997        54,923(3)      27,978(3)(4)
  Retired Chairman                  1996        84,000         36,183(3)
  of the Board                      1995        84,000         34,992(3)


-----------------
(1) Mr. Crane did not receive any bonus or other annual compensation during the fiscal year ended June 30, 1997. Mr. Crane did not receive or exercise any options to purchase Common Stock during the fiscal year ended June 30, 1997. Certain options granted to Mr. Crane in prior years were restructured during the year ended June 30. Mr. Crane did not receive any long-term incentive plan award during the fiscal year ended June 30, 1997. Mr. Crane received no other compensation during the fiscal year ended June 30, 1997.

(2) Mr. Watson resigned from the Company on May 22, 1997. Mr. Watson did not receive any bonus or other annual compensation. Mr. Watson did not receive or exercise any options to purchase Common Stock during the fiscal year ended June 30, 1997 and held no unexercised options on June 30, 1997. In addition, Mr. Watson did not receive any long-term incentive plan award during the fiscal year ended June 30, 1997. Mr. Watson does not have an employment agreement with the Company.


(3) The Company changed its fiscal year in July of 1997 to end June 30. The amount presented is for the nine-month period October 1, 1996 to June 30, 1997.



(4) The Company has adopted a retirement plan for Mr. Charles A. Watson. Benefits of $2,700 per month are payable to Mr. Watson or his wife, if she survives him, for life with a ten year guaranteed payment, subject also to annual cost of living increases.


OPTION GRANTS IN LAST FISCAL YEAR

There were no option grants to Named Executive Officers during the nine month fiscal year ended June 30, 1997.

AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR AND YEAR-END OPTION VALUE

There were no options exercised during the nine month fiscal year ended June 30, 1997 and all options held by Named Executive Officers at June 30, 1997 had a value of zero.

                                  OTHER MATTERS

Management does not know of any other matters to be presented at the Annual Meeting. However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the proxy to vote it in accordance with their judgment.


                PROPOSALS OF SHAREHOLDERS FOR 1998 ANNUAL MEETING

All proposals of shareholders intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the Company at its executive offices no later than September 30, 1998 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                            REQUESTS FOR FORM 10-KSB

The Company will provide without change, at the written request of any beneficial owner of shares entitled to vote at the Annual Meeting of Shareholders, a copy (without exhibits) of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1997, as filed with the Securities and Exchange Commission. Requests should be made to the President, Watson General Corporation a.k.a. USTMAN Industries, Inc., 12265 W. Bayaud Avenue, Suite 110, Lakewood, Colorado 80228.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ DAN R. COOK
                                              ----------------------------------
                                                  Dan R. Cook
                                                  President


January __, 1998

                                                                      APPENDIX A

                  TERMS OF PROPOSED CLASS A VOTING COMMON STOCK
                       AND CLASS B NON-VOTING COMMON STOCK

Article THIRD of the Articles of Incorporation of the Company would be amended as follows:

         (i) Paragraph 1 of Article THIRD would be amended to read in its entirety as follows, subject to the blank being filled in depending upon whether the authorized number of shares of Common Stock is increased:

                   "1. AUTHORIZED CAPITAL. The Corporation shall be authorized to issue four classes of shares which shall be designated, respectively, Common Stock, Preferred Stock, Class A Voting Common Stock and Class B Non-Voting Common Stock. The total number of shares which the Corporation shall have authority to issue is ____________. The total number of shares of Common Stock which this Corporation is authorized to issue is _____________. The total number of shares of Preferred Stock which this Corporation is authorized to issue is 1,000,000. The total number of shares of Class A Voting Common Stock which this Corporation is authorized to issue is 15,000,000. The total number of shares of Class B Non-Voting Common Stock which this Corporation is authorized to issue is 15,000,000."

         (ii) New paragraphs 3, 4 and 5 would be added to Article THIRD to read as follows:

                   "3. CLASS A VOTING COMMON STOCK. Shares of Class A Voting
              Common Stock shall have the same voting rights as shares of Common Stock, and each share of Class A Voting Common Stock shall be entitled to 46.118% of the amount of any dividends, distributions, powers, preferences, or other rights or privileges to which one share of Common Stock shall be entitled. Without limiting the foregoing, each share of Class A Voting Common Stock shall receive 46.118% of the consideration to which a share of Common Stock shall be entitled in the event of a merger or consolidation of the Corporation with or into another entity (whether or not the Corporation is the surviving corporation).

                   "4. CLASS B NON-VOTING COMMON STOCK. Shares of Class B
              Non-Voting Common Stock shall have no voting rights, except as otherwise required by law, and each share of Class B Non-Voting Common Stock shall be entitled to 53.882% of the amount of any dividends, distributions, powers, preferences, or other rights or privileges to which one share of Common Stock shall be entitled. Without limiting the foregoing, each share of Class B Non-Voting Common Stock shall receive 53.882% of the consideration to which a share of Common Stock shall be entitled in the event of a merger or consolidation of the Corporation with or into another entity (whether or not the Corporation is the surviving corporation).

                   "5. EXCHANGE OF CLASS A VOTING COMMON STOCK AND CLASS B
              NON-VOTING COMMON STOCK FOR SHARES OF COMMON STOCK. At any time, a holder may exchange (a) one share of Class A Voting Common Stock, plus (b) one share of Class B Non-Voting Common Stock, for one share of Common Stock."

PROXY                       WATSON GENERAL CORPORATION                     PROXY
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON JANUARY 20, 1998


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints Ronald G. Crane and Dan R. Cook, or either of them, proxies and attorneys, each with full power of substitution, to vote all the shares of Common Stock of Watson General Corporation, a California corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on January 20, 1998, at 9:00 a.m., local time, and at any postponement or adjournment thereof with respect to the Proposals set forth in the Proxy Statement and upon any other matter that may properly come before the meeting or any adjournment.


         This Proxy (properly executed) will be voted in the manner directed herein by the undersigned shareholder. The Board of Directors recommends that you vote for the election of the five director nominees in this proxy.

         1.       ELECTION OF DIRECTORS

                  [ ] FOR all nominees listed below (except as marked to the contrary)

                  [ ]    WITHOUT AUTHORITY to vote for all nominees listed below

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK A LINE THROUGH THE NOMINEE'S NAME BELOW:

Dan R. Cook   Ronald G. Crane   Don Phillips   Barry Rosenstein   Marc Weisman

                  (Continued and to be signed on reverse side)

                           (Continued from other side)

         2. TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO USTMAN TECHNOLOGIES, INC.

          [  ]  FOR          [  ]  AGAINST          [  ] ABSTAIN

         3. TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES FROM 25,000,000 TO 40,000,000.

          [  ]  FOR          [  ]  AGAINST          [  ] ABSTAIN


         4. TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE CLASS A NON-PARTICIPATING COMMON STOCK AND CLASS B NON-VOTING COMMON STOCK.


          [  ]  FOR          [  ]  AGAINST          [  ] ABSTAIN

         5. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR AND FOR THE PROPOSED AMENDMENTS TO THE ARTICLES OF INCORPORATION OF THE COMPANY, AND IN THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


                                                 Date ____________________, 1998


                                                 _______________________________
                                                 Signature

                                                 _______________________________
                                                 Signature if held jointly

          (Please mark, sign, date and return the proxy card promptly)